                                                                    EXHIBIT 99.1


                             BOSTON PROPERTIES, INC.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDED SEPTEMBER 30, 1999

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                                     INDEX


                                                       Page
                                                       ----

Company Background                                        2
Investor Information                                    3-4
Financial Highlights                                      5
Consolidated Balance Sheets                               6
Consolidated Income Statements                            7
Funds From Operations                                     8
Financial Ratios                                          9
Capital Structure                                        10
Debt Analysis                                            11
Joint Ventures                                           12
Portfolio Overview                                    13-14
Occupancy Analysis                                       15
Office Properties                                        16
R&D Properties                                           17
Industrial Properties                                    18
Grand Total - Office, R&D and Industrial Properties      19
Hotel Performance                                        20
Same Property Performance                                21
"In-Service" Property Performance                        22
Capital Expenditures                                     23
Value Creation Pipeline - Acquisitions/Repositioning     24
Value Creation Pipeline - Development                    25
Value Creation Pipeline - Land Parcels                   26
Acquisition Property Profiles                         27-28


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                               COMPANY BACKGROUND

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in greater San Francisco.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

Since the Company's Initial Offering in June 1997, the Company has acquired 44 properties adding approximately 15.6 million square feet to its portfolio, representing an investment of approximately $3.8 billion. In addition, the Company is developing ten Class A Office Buildings for a total anticipated investment of approximately $1.1 billion. The Company owns or controls land where it can develop an additional 10.0 million square feet.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                              INVESTOR INFORMATION

                               800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)


      Mortimer B. Zuckerman              Chairman of the Board
      Edward H. Linde                    President, Chief Executive Officer and Director
      Robert E. Burke                    Executive Vice President, Operations
      Douglas T. Linde                   Senior Vice President, Financial and Capital Markets
      David G. Gaw                       Senior Vice President, Chief Financial Officer
      Elaine M. Quinlan                  Director of Investor Relations



                                     TIMING

Quarterly results for 1999 and 2000 will be announced according to the following anticipated schedule:


      Year End 1999                      Early February
      First Quarter 2000                 Early May
      Second Quarter 2000                Early August
      Third Quarter 2000                 Early November


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics:

                                                                   3rd Quarter 1999      3rd Quarter 1998
                                                                   ----------------      ----------------
High Price                                                            $   35.6250           $   34.6875
Low Price                                                             $   30.3125           $   23.8750
Closing Price                                                         $   30.6875           $     28.50
Dividends per share - annualized                                      $      1.80           $      1.62
Closing dividend yield - annualized                                          5.87%                 5.68%
Closing shares, common units and preferred units
  (if converted) outstanding (thousands)                                  104,721                86,392
Closing market value of shares and units outstanding (thousands)      $ 3,213,626           $ 2,524,037


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)


                                                                     THREE MONTHS ENDED
                                                   --------------------------------------------------
                                                   SEPTEMBER 30, 1999   SEPTEMBER 30, 1998   % CHANGE
                                                   ------------------   ------------------   --------
INCOME ITEMS:

Revenues                                              $    202,205          $    140,177       44.25%
Net Income available to common shareholders           $     27,418          $     25,341        8.20%
Funds from Operations                                 $     67,817          $     55,763       21.62%
Company's share (74.03% and 73.62%)                   $     50,207          $     41,053       22.30%
Funds from Operations per share - basic               $       0.74          $       0.65       14.31%
Funds from Operations per share - diluted             $       0.72          $       0.64       12.95%
Dividends per share                                   $      0.450          $      0.405       11.11%

Ratios:

Interest Coverage Ratio                                       2.50                  2.71       -7.83%
Dividend Payout Ratio                                        62.25%                62.61%      -0.57%



                                                    SEPTEMBER 30, 1999   DECEMBER 31, 1998   % CHANGE
                                                    ------------------   -----------------   --------

CAPITALIZATION:

Total Debt                                            $  3,277,763          $ 3,088,724         6.12%

Total Common Shares Outstanding @ Quarter End               67,903               63,528         6.89%
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                             2,625                    -            -
Total Common Units Outstanding @ Quarter End                23,817               23,798         0.08%
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                            10,376               10,454        -0.75%
Price @ Quarter End                                   $    30.6875          $    30,500         0.61%
Equity Value @ Quarter End                            $  3,213,626          $ 2,982,294         7.76%
Total Market Capitalization                           $  6,491,389          $ 6,071,018         6.92%
Debt/Total Market Capitalization                             50.49%               50.88%       -0.75%


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)



                                                                      SEPTEMBER 30, 1999   DECEMBER 31, 1998
                                                                      ------------------   -----------------
                                ASSETS

Real Estate and equipment                                                $ 5,084,503          $ 4,725,757
Land and development in progress                                             421,122              191,436
       Less accumulated depreciation                                        (441,575)            (357,384)
                                                                         -----------          -----------
       Total real estate and equipment                                     5,064,050            4,559,809
Cash                                                                          50,415               12,166
Escrows                                                                       25,886               19,014
Notes receivable                                                                  --              420,143
Tenant and other receivables                                                  21,420               40,830
Accrued rental income                                                         78,413               64,251
Deferred charges, net                                                         49,590               46,029
Prepaid expenses and other assets                                             29,194               26,058
Investment in joint ventures                                                  35,807               46,787
                                                                         -----------          -----------
           Total assets                                                  $ 5,354,775          $ 5,235,087
                                                                         -----------          -----------
                                                                         -----------          -----------

              LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Mortgage notes payable                                               $ 2,943,763          $ 2,653,581
    Notes payable                                                                 --              420,143
    Unsecured line of credit                                                 334,000               15,000
    Accounts payable and accrued expenses                                     49,070               42,897
    Dividends payable                                                         48,483               40,494
    Accrued interest payable                                                   9,611                7,307
    Other liabilities                                                         34,919               27,950
                                                                         -----------          -----------
       Total liabilities                                                   3,419,846            3,207,372
                                                                         -----------          -----------

Commitments and contingencies                                                     --                   --

Minority interests                                                           780,910            1,079,234

Series A Convertible Redeemable Preferred Stock, liquidation preference
    $50.00 per share, 2,000,000 shares issued and outstanding                100,000                   --

Stockholders' Equity:
    Excess stock, $.01 par value, 150,000,000 shares
       authorized, none issued or outstanding                                     --                   --
    Common stock, $.01 par value, 250,000,000 shares authorized,
        67,902,967 and 63,527,819 issued and outstanding, respectively           679                  635
    Additional paid-in capital                                             1,068,050              955,711
    Dividend in excess of earnings                                           (14,710)              (7,865)
                                                                         -----------          -----------
       Total stockholders' equity                                          1,054,019              948,481
                                                                         -----------          -----------
           Total liabilities and stockholders' equity                    $ 5,354,775          $ 5,235,087
                                                                         -----------          -----------
                                                                         -----------          -----------

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                         CONSOLIDATED INCOME STATEMENTS
                          (UNAUDITED AND IN THOUSANDS)


                                                                                            THREE MONTHS ENDED
                                                                                    -------------------------------------
                                                                                     30-SEP-99    30-SEP-98     % CHANGE
                                                                                    -----------  -----------    ---------
Revenue:
  Rental
        Base Rent                                                                     $ 166,582   $ 119,535       39.36%
        Recoveries from tenants                                                          19,212      13,665       40.59%
        Parking and other                                                                11,261       3,174      254.79%
                                                                                      ---------   ---------      ------
             Total rental revenue                                                       197,055     136,374       44.50%
  Development and management services                                                     3,706       2,734       35.55%
  Interest and other                                                                      1,444       1,069       35.08%
                                                                                      ---------   ---------      ------
             Total revenue                                                              202,205     140,177       44.25%
                                                                                      ---------   ---------      ------

Expenses:
  Rental expenses                                                                        66,665      43,255       54.12%
  General and administrative                                                              7,383       6,129       20.46%
  Interest                                                                               51,768      33,183       56.01%
  Depreciation and amortization                                                          31,078      21,523       44.39%
                                                                                      ---------   ---------      ------
        Total expenses                                                                  156,894     104,090       50.73%
                                                                                      ---------   ---------      ------
Income before minority interests and before income from unconsolidated joint venture     45,311      36,087       25.56%
Minority interest in property partnership                                                  (179)       (161)      11.18%
Income from unconsolidated joint venture                                                    206          --          --
                                                                                      ---------   ---------      ------
Income before minority interest in Operating Partnership                                 45,338      35,926       26.20%
Preferred distribution                                                                   (6,649)     (1,505)         --
Minority interest in Operating Partnership (1)                                           (9,617)     (9,080)       5.91%
                                                                                      ---------   ---------      ------
Income before preferred dividend                                                         29,072      25,341       14.72%
Preferred dividend                                                                       (1,654)         --          --
Net income available to common shareholders                                           $  27,418   $  25,341        8.20%
                                                                                      ---------   ---------      ------
                                                                                      ---------   ---------      ------

INCOME PER SHARE OF COMMON STOCK
  Net income per share - basic                                                        $    0.40   $    0.40        0.00%
                                                                                      ---------   ---------      ------
                                                                                      ---------   ---------      ------
  Net income per share - diluted                                                      $    0.40   $    0.40        0.00%
                                                                                      ---------   ---------      ------
                                                                                      ---------   ---------      ------


----------
(1) Equals minority interest percent (25.97% and 26.38%, respectively) of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                                   THREE MONTHS ENDED
                                                                                           ---------------------------------
                                                                                           30-SEP-99   30-SEP-98    % CHANGE
                                                                                           ---------   ---------    --------
Income from operations before minority interests and before income from unconsolidated
   joint venture                                                                            $ 45,311     $ 36,087     25.56%
   Add:
       Real estate depreciation and amortization                                              30,882       21,359     44.59%
       Income from unconsolidated joint venture                                                  206            -
   Less:
       Gain on sale of land                                                                      (68)           -
       Minority property partnership's share of funds from operations                           (211)        (178)    18.54%
       Preferred allocation                                                                   (8,303)      (1,505)         -
                                                                                           ---------   ---------    --------
   Funds from Operations                                                                    $ 67,817     $ 55,763     21.62%
                                                                                           ---------   ---------    --------
                                                                                           ---------   ---------    --------
   Funds from Operations available to common shareholders (1)                               $ 50,207     $ 41,053     22.30%
                                                                                           ---------   ---------    --------
                                                                                           ---------   ---------    --------
   Funds from Operations per share - basic                                                    $ 0.74       $ 0.65     14.31%
                                                                                           ---------   ---------    --------
                                                                                           ---------   ---------    --------
       Weighted average shares outstanding - basic                                            67,901       63,468      6.98%
                                                                                           ---------   ---------    --------
                                                                                           ---------   ---------    --------
   Funds from Operations per share - diluted                                                  $ 0.72       $ 0.64     12.50%
                                                                                           ---------   ---------    --------
                                                                                           ---------   ---------    --------
       Weighted average shares outstanding - diluted                                          81,485       63,991     27.34%
                                                                                           ---------   ---------    --------
                                                                                           ---------   ---------    --------


----------
(1) Based on weighted average shares for the quarter. Company's share for the quarter ended 9/30/99 was 74.03% and 73.62% for the quarter ended 9/30/98.


                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

                                                     For the Three Months Ended September 30, 1999
                                                     ---------------------------------------------
                                                      Income           Shares        Per Share
                                                      (Numerator)   (Denominator)     Amount
                                                      -----------   -------------     ------
Basic Funds from Operations                           $ 67,817             91,718      $ 0.74
Effect of Dilutive Securities
   Convertible Preferred Units                           6,649             10,377       (0.01)
   Convertible Preferred Stock                           1,654              2,625           -
   Stock Options                                             -                583       (0.01)
                                                     ---------      -------------   ----------
Dilutive Funds from Operations (1)                   $ 76,120             105,303      $ 0.72
                                                     ---------        -----------      -------
Company's share of Diluted Funds from Operations     $ 58,902              81,485      $ 0.72
                                                     ---------        -----------      -------




                                                        For the Three Months Ended September 30, 1998
                                                        ---------------------------------------------
                                                          Income           Shares        Per Share
                                                        (Numerator)      (Denominator)     Amount
                                                        -----------      -------------     ------
Basic Funds from Operations                                 $ 55,763         86,208          $ 0.65
Effect of Dilutive Securities
   Convertible Preferred Units                                     -              -               -
   Convertible Preferred Stock                                     -              -               -
   Stock Options                                                   -            524           (0.01)
                                                            --------         ------          ------
Dilutive Funds from Operations (1)                          $ 55,763         86,732          $ 0.64
                                                            --------         ------          ------
Company's share of Diluted Funds from Operations            $ 41,142         63,991          $ 0.64
                                                            --------         ------          ------

----------
(1) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended 9/30/99 was 77.38% and 73.78% for the quarter ended 9/30/98.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                               FINANCIAL RATIOS


                                                                              THREE MONTHS ENDED
                                                                              SEPTEMBER 30, 1999
                                                                              ------------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1,2)
    Debt Service Coverage Ratio                                                             2.21
      (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
    Interest Coverage Ratio                                                                 2.50
      (EBITDA + Income from Unconsolidated Joint Venture)/Interest
    Return on Shareholder's Equity                                                        15.27%
      (EBITDA - Interest)/Average Equity (book value)  (%)
    Return on Real Estate Investments                                                     10.42%
      (EBITDA/Average Real Estate Investments (book value)) (%)
    FFO Payout Ratio                                                                      62.50%
      (Dividends Declared/FFO) (%)

----------
(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.
(2) FFO is calculated based on the NAREIT White Paper.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                                CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)

                                         AGGREGATE PRINCIPAL
                                             30-SEP-99
                                             ---------

Mortgage Loans                            $ 2,943,763

Unsecured Line of Credit                      334,000
                                          -----------
Total Debt                                $ 3,277,763
                                          -----------
                                          -----------



                                     EQUITY
                                 (IN THOUSANDS)



                                                       COMMON
                                      SHARES & UNITS    STOCK        $ VALUE
                                       OUTSTANDING    EQUIVALENTS  EQUIVALENT (1)
                                       -----------    -----------  --------------
Common Stock                               67,903      67,903      $ 2,083,773
Preferred Stock                             2,000       2,625           80,555
Operating Partnership Units                23,817      23,817          730,884
Preferred Operating Partnership Units       8,713      10,376          318,414
                                                      -------      -----------
Total Equity                                          104,721      $ 3,213,626
                                                      -------      -----------
                                                      -------      -----------
Total Market Capitalization                                        $ 6,491,389
                                                                   -----------
                                                                   -----------


----------
(1)  Value based on September 30, 1999 closing price of $30.6875.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


Year           1999       2000        2001      2002       2003    Thereafter          Total
----           ----       ----        ----      ----       ----    ----------          -----

Amount      $ 7,751    642,230     150,011   407,913    212,874       1,856,984  $ 3,277,763




                  UNSECURED LINE OF CREDIT - DUE JUNE 23, 2000
                                 (IN THOUSANDS)

                       OUTSTANDING           LETTERS OF     REMAINING
FACILITY              @ 9/30/1999             CREDIT        CAPACITY
--------              -----------             ------        --------

$ 500,000               334,000                  25,297      $ 140,703



                      UNSECURED AND SECURED DEBT ANALYSIS


                                       WEIGHTED          WEIGHTED AVERAGE
                    % OF DEBT        AVERAGE RATE            MATURITY
                    ---------        ------------            --------

Unsecured Debt          10.19%             6.63%                   0.7 years
Secured Debt            89.81%             7.06%                   6.4 years
                       ------              ----                    ---
Total Debt             100.00%             7.01%                   5.8 years
                       ------              ----                    ---
                       ------              ----                    ---


                     FLOATING AND FIXED RATE DEBT ANALYSIS


                                    WEIGHTED      WEIGHTED AVERAGE
                    % OF DEBT     AVERAGE RATE        MATURITY
                    ---------     ------------    ----------------

Floating Rate Debt      13.67%          6.75%               1.0 years
Fixed Rate Debt         86.33%          7.06%               6.5 years
                       ------           ----                ---
Total Debt             100.00%          7.01%               5.8 years
                       ------           ----                ---
                       ------           ----                ---

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                             JOINT VENTURE ANALYSIS

                            as of September 30, 1999


                                                   ONE       ONE AND TWO       MARKET
                                                 FREEDOM        RESTON         SQUARE
                                                  SQUARE       OVERLOOK        NORTH       COMBINED
                                                 -------     ------------      -------     --------
Total Equity (1)                                  $ 5,340       $    45       $30,422       $35,807
                                                  -------       -------       -------       -------
                                                  -------       -------       -------       -------
Mortgage/Construction loans payable (1)           $10,781       $17,237       $20,903       $48,921
                                                  -------       -------       -------       -------
                                                  -------       -------       -------       -------
BXP's ownership percentage                         25.00%         25.00%        50.00%
                                                   -----          -----         -----
                                                   -----          -----         -----

(1)  Represents the Company's share.



             RESULTS OF OPERATIONS FOR THE IN-SERVICE JOINT VENTURES
                    for the quarter ended September 30, 1999


                              ONE AND TWO  MARKET
                                RESTON     SQUARE
                               OVERLOOK   NORTH (1) COMBINED
                              ----------- --------- --------
REVENUE

Total rental revenue             $2,976    $  521     $3,497
Interest and other                    9        59         68
                                 ------    ------     ------

Total revenue                     2,985       580      3,565
                                 ------    ------     ------

EXPENSES

Operating                           414       360        774
Interest                            626       211        837
Depreciation and amortization       621       259        880
                                 ------    ------     ------

Total expenses                    1,661       830      2,491
                                 ------    ------     ------

Net income                       $1,324    $ (250)    $1,074
                                 ------    ------     ------
                                 ------    ------     ------

(1) Represents the residential portion of the joint venture only.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999
                               PORTFOLIO OVERVIEW

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY


      Geographic Area              Office (1)       R&D         Industrial        Total       % of Total
      ---------------              ----------       ---         ----------        -----       ----------

Greater Boston                     5,402,035        545,206         247,318       6,194,559        25.11%
Greater Washington, D.C.           5,068,094 (2)  1,381,010         237,195       6,686,299        27.11%
Greater San Francisco              4,496,989        143,930         280,213       4,921,132        19.95%
Midtown Manhattan                  2,874,854              -               -       2,874,854        11.65%
Princeton/East Brunswick, NJ       1,763,740              -               -       1,763,740         7.15%
Baltimore, MD                      1,166,797              -               -       1,166,797         4.73%
Richmond, VA                         899,717              -               -         899,717         3.65%
Bucks County, PA                           -              -         161,000         161,000         0.65%
                                  ----------      ---------         -------      ----------       ------
                                  21,672,226      2,070,146         925,726      24,668,098       100.00%
                                  ----------      ---------         -------      ----------       ------
                                  ----------      ---------         -------      ----------       ------
% of Total                            87.86%          8.39%           3.75%         100.00%


(1) Includes retail square footage of approximately 1,000,000.
(2) Includes 444,286 square feet at One and Two Reston Overlook which are 25% owned by Boston Properties.

                                HOTEL PROPERTIES


                                                 NUMBER OF      SQUARE
HOTEL PROPERTIES                                   ROOMS          FEET
----------------                                   -----          ----

   Long Wharf Marriott, Boston, MA                   402       420,000
   Cambridge Center Marriott, Cambridge, MA          431       330,400
   Residence Inn by Marriott, Cambridge, MA          221       187,474
                                                   -----       -------
Total Hotel Properties                             1,054       937,874
                                                   -----       -------
                                                   -----       -------



                     GARAGE PROPERTY AND STRUCTURED PARKING



                                                  NUMBER OF     SQUARE
                                                   SPACES        FEET
                                                   ------     ---------
Garage Properties
   Cambridge Center North Garage                    1,170       332,442
Structured Parking                                 16,726     5,851,221
                                                   ------     ---------
Total Garage Property and Structured Parking       17,896     6,183,663
                                                   ------     ---------
                                                   ------     ---------


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999
                               PORTFOLIO OVERVIEW


   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS* FOR IN-SERVICE PROPERTIES BY
     LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED SEPTEMBER 30, 1999


      GEOGRAPHIC AREA          OFFICE  (1)  R&D      INDUSTRIAL  HOTEL       GARAGE    TOTAL
      ---------------          ------  ---  ---      ----------  -----       ------    -----

Greater Boston                   19.1%       0.8%       0.2%       6.9%      0.4%        27.4%
Greater Washington, D.C.         20.6%       3.0%       0.2%        n/a       n/a        23.8%
Greater San Francisco            18.9%       0.3%       0.2%        n/a       n/a        19.4%
Midtown Manhattan                16.8%        n/a        n/a        n/a       n/a        16.8%
Baltimore, MD                     3.8%        n/a        n/a        n/a       n/a         3.8%
Richmond, VA                      3.0%        n/a        n/a        n/a       n/a         3.0%
Princeton/East Brunswick, NJ      5.7%        n/a        n/a        n/a       n/a         5.7%
Bucks County, PA                   n/a        n/a       0.1%        n/a       n/a         0.1%
                                 ----        ---        ---        ---       ---        -----
        Total                    87.9%       4.1%       0.7%       6.9%      0.4%       100.0%
                                 ----        ---        ---        ---       ---        -----
                                 ----        ---        ---        ---       ---        -----


(1)    Includes Retail Center FFO (Prudential Center Boston and Embarcadero
       Center).


* For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                               OCCUPANCY ANALYSIS


                      SAME PROPERTY OCCUPANCY - BY LOCATION


LOCATION                        30-SEP-99        30-SEP-98
--------                        ---------        ---------

Greater Boston, MA                    97.7%            98.7%
Greater Washington, D.C.              97.2%            98.3%
Midtown Manhattan, NY                 99.9%            99.6%
Baltimore, MD                        100.0%            99.7%
Princeton/East Brunswick, NJ          98.9%           100.0%
Richmond, VA                          97.1%            98.8%
Greater San Francisco, CA             94.6%            99.7%
Bucks County, PA                     100.0%           100.0%
                                     -----            -----
   Total Portfolio                    98.1%            99.0%
                                     -----            -----
                                     -----            -----


                       SAME PROPERTY - BY TYPE OF PROPERTY


                                             30-SEP-99        30-SEP-98
                                             ---------        ---------
             Total Office Portfolio                99.1%            99.5%
             Total R&D Portfolio                   95.9%            97.6%
             Total Industrial Portfolio            90.4%            95.0%
                                                   ----             ----
             Total Portfolio                       98.1%            99.0%
                                                   ----             ----
                                                   ----             ----


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                          IN-SERVICE OFFICE PROPERTIES


                                LEASE EXPIRATIONS



                                                                       ANNUALIZED
                   RENTABLE SQUARE          CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO          REVENUES UNDER        EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION         EXPIRING LEASES           EXPIRING LEASES       WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
----------         ---------------           ---------------       --------------------    --------------------

   1999*                       417,690     $      16,436,536           $ 16,508,686              2.02%
   2000                      1,359,222            37,585,403             37,911,254              6.59%
   2001                      2,084,867            63,176,117             63,347,347             10.11%
   2002                      2,066,887            78,663,677             79,295,964             10.02%
   2003                      1,786,015            54,427,426             55,494,982              8.66%
   2004                      2,245,954            73,545,051             77,536,567             10.89%
   2005                      1,445,473            40,148,218             43,724,371              7.01%
   2006                      2,500,532            80,317,308             87,693,730             12.12%
   2007                      1,958,780            70,960,736             71,330,774              9.49%
   2008                        853,117            28,925,547             27,204,415              4.14%
Thereafter                   3,911,298           120,616,356            142,344,159             18.96%


----------
*    October 1, 1999 through December 31, 1999


                              OCCUPANCY BY LOCATION



                                       30-SEP-99              30-SEP-98
                                       ---------              ---------
 Greater Boston, MA                        97.6%                  99.2%
 Greater Washington, D.C.                  98.0%                  99.7%
 Midtown Manhattan, NY                     99.9%                  99.7%
 Baltimore, MD                            100.0%                  99.2%
 Richmond, VA                              97.1%                  98.8%
 Princeton/East Brunswick, NJ              99.1%                 100.0%
 Greater San Francisco, CA                 97.9%                   n/a
 Bucks County, PA                           n/a                    n/a
                                          -----                  -----
    Total Office Portfolio                 98.3%                  98.9%
                                          -----                  -----
                                          -----                  -----


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                            IN-SERVICE R&D PROPERTIES


                                LEASE EXPIRATIONS


                                                                        ANNUALIZED
                     RENTABLE SQUARE           CURRENT ANNUALIZED     REVENUES UNDER
 YEAR OF LEASE      FOOTAGE SUBJECT TO           REVENUES UNDER       EXPIRING LEASES            PERCENTAGE OF TOTAL
 EXPIRATION          EXPIRING LEASES            EXPIRING LEASES      WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
 ----------          ---------------            ---------------      --------------------       --------------------

    1999*                        108,137           $ 1,209,394               $ 1,209,394             5.36%
    2000                         465,041             4,809,147                 4,817,831            23.06%
    2001                         199,344             2,274,651                 2,348,896             9.89%
    2002                         349,746             4,722,873                 4,874,672            17.35%
    2003                          70,152               836,942                   855,259             3.48%
    2004                          72,593               983,302                 1,093,791             3.60%
    2005                         148,330             1,999,167                 2,152,281             7.36%
    2006                         150,000             1,708,004                 1,820,504             7.44%
    2007                         107,895             2,239,757                 2,291,792             5.35%
    2008                               -                     -                         -             0.01%
 Thereafter                      345,209             5,481,741                 6,694,020            17.12%


----------
*    October 1, 1999 through December 31, 1999


                              OCCUPANCY BY LOCATION


                                         30-SEP-99                 30-SEP-98
                                         ---------                 ---------
     Greater Boston, MA                     100.0%                    100.0%
     Greater Washington, D.C.                94.0%                     96.4%
     Midtown Manhattan, NY                     n/a                       n/a
     Baltimore, MD                             n/a                       n/a
     Richmond, VA                              n/a                       n/a
     Princeton/East Brunswick, NJ              n/a                       n/a
     Greater San Francisco, CA               97.9%                     99.0%
     Bucks County, PA                          n/a                       n/a
                                            -----                     -----
        Total R&D Portfolio                  95.9%                     98.2%
                                            -----                     -----
                                            -----                     -----

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                        IN-SERVICE INDUSTRIAL PROPERTIES


                                LEASE EXPIRATIONS


                                                             ANNUALIZED
                   RENTABLE SQUARE   CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES     PERCENTAGE OF TOTAL
EXPIRATION        EXPIRING LEASES     EXPIRING LEASES     WITH FUTURE STEP-UPS  SQUARE FEET EXPIRING
----------        ---------------     -----------------   --------------------  --------------------

   1999*            70,029           $        539,570      $         539,570         8.37%
   2000            249,280                  1,380,551              1,380,551        29.80%
   2001             70,829                    361,882                361,882         8.47%
   2002                  -                          -                      -         0.00%
   2003            147,305                    972,805              1,036,857        17.61%
   2004            195,076                    946,510                974,928        23.32%
   2005             20,500                    125,065                140,199         2.45%
   2006                  -                          -                      -         0.00%
   2007                  -                          -                      -         0.00%
   2008             83,608                    728,226                728,226         9.98%
Thereafter               -                          -                      -         0.00%


----------
*    October 1, 1999 through December 31, 1999


                              OCCUPANCY BY LOCATION


                                      30-SEP-99                 30-SEP-98
                                      ---------                 ---------
Greater Boston, MA                        93.0%                     93.0%
Greater Washington, D.C.                  78.2%                     87.8%
Midtown Manhattan, NY                       n/a                       n/a
Baltimore, MD                               n/a                       n/a
Richmond, VA                                n/a                       n/a
Princeton/East Brunswick, NJ                n/a                       n/a
Greater San Francisco, CA                 92.9%                    100.0%
Bucks County, PA                         100.0%                    100.0%
                                         -----                     -----
   Total Industrial Portfolio             90.4%                     95.0%
                                         -----                     -----
                                         -----                     -----


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999
                               GRAND TOTAL OF ALL


                              IN-SERVICE PROPERTIES


                                LEASE EXPIRATION


                                                                    ANNUALIZED
                      RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE        FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES         PERCENTAGE OF TOTAL
  EXPIRATION          EXPIRING LEASES       EXPIRING LEASES      WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
  ----------          ---------------       ---------------      --------------------    --------------------

     1999*                 595,856         $      18,185,500       $       18,257,650              2.54%
     2000                2,073,543                43,775,101               44,109,636              8.83%
     2001                2,355,040                65,812,650               66,058,125             10.03%
     2002                2,416,633                83,386,550               84,170,636             10.29%
     2003                2,003,472                56,237,173               57,387,098              8.53%
     2004                2,513,623                75,474,863               79,605,286             10.70%
     2005                1,614,303                42,272,450               46,016,851              6.87%
     2006                2,650,532                82,025,312               89,514,234             11.29%
     2007                2,066,675                73,200,493               73,622,566              8.80%
     2008                  936,725                29,653,773               27,932,641              3.99%
  Thereafter             4,256,507               126,098,097              149,038,179             18.13%


*    October 1, 1999 through December 31, 1999


                              OCCUPANCY BY LOCATION


                                             30-SEP-99                30-SEP-98
                                             ---------                ---------
Greater Boston, MA                               97.6%                    99.0%
Greater Washington, D.C.                         96.5%                    98.5%
Midtown Manhattan, NY                            99.9%                    99.6%
Baltimore, MD                                   100.0%                    99.2%
Richmond, VA                                     97.1%                    98.8%
Princeton/East Brunswick, NJ                     99.1%                   100.0%
Greater San Francisco, CA                        97.6%                    99.7%
Bucks County, PA                                100.0%                   100.0%
                                                -----                    -----
   Total Portfolio                               97.8%                    98.5%
                                                -----                    -----
                                                -----                    -----


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                                HOTEL PERFORMANCE


                              SAME PROPERTY HOTELS
                          Long Wharf Marriott - Boston


                                     THIRD QUARTER       THIRD QUARTER         PERCENT             YTD             YTD      PERCENT
                                          1999                1998              CHANGE            1999            1998       CHANGE
                                          ----                ----              ------            ----            ----       ------

         Occupancy                            92.90%              90.90%         2.20%          89.30%          89.00%         0.3%

          Average Daily Rate                $ 267.80            $ 254.47         5.24%        $ 238.67        $ 228.57         4.4%

          REVPAR                            $ 248.79            $ 231.31         7.56%        $ 213.13        $ 203.43         4.8%


                            CAMBRIDGE CENTER MARRIOTT



                        THIRD QUARTER  THIRD QUARTER  PERCENT     YTD           YTD        PERCENT
                             1999           1998       CHANGE     1999          1998       CHANGE
                             ----           ----       ------     ----          ----       -------

Occupancy                     88.50%        90.40%     -2.10%       85.90%        86.10%     -0.2%

Average Daily Rate      $   200.33    $   192.13       4.27%   $   187.70    $   183.07      2.5%

REVPAR                  $   177.29    $   173.69       2.07%   $   161.23    $   157.62      2.3%



                      TOTAL SAME PROPERTY HOTEL PERFORMANCE


                         THIRD QUARTER THIRD QUARTER  PERCENT      YTD           YTD      PERCENT
                              1999          1998       CHANGE     1999          1998       CHANGE
                              ----          ----       ------     ----          ----       ------

Occupancy                     90.60%        90.60%      0.00%        87.50%        87.50%     0.0%

 Average Daily Rate      $   232.89    $   222.21       4.81%   $   212.30    $   205.03      3.5%

 REVPAR                  $   211.79    $   201.50       5.11%   $   186.28    $   179.73      3.6%



                          NEWLY PLACED-IN-SERVICE HOTEL
                            Residence Inn by Marriott


                         THIRD QUARTER  THIRD QUARTER PERCENT       YTD      YTD  PERCENT
                              1999           1998      CHANGE      1999     1998    CHANGE
                              ----           ----      ------      ----     ----    ------

Occupancy                     91.40%         N/A        N/A         83.90%   N/A      N/A

 Average Daily Rate      $   164.61          N/A        N/A    $   155.59    N/A      N/A

 REVPAR                  $   150.45          N/A        N/A    $   130.54    N/A      N/A


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


                            SAME PROPERTY PERFORMANCE


                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES


                                              OFFICE       R&D       INDUSTRIAL     HOTEL        GARAGE        TOTAL
                                              ------       ---       ----------     -----        ------        -----
Number of Properties                              55            32            9            2            1             99
Square feet                               11,640,240     2,070,146      925,726      750,400      332,442     15,718,954
Percent of in-service properties               53.7%        100.0%       100.0%        80.0%         100%          55.8%
Occupancy @ 9/30/98                            99.5%         97.6%        95.0%            -            -          99.0%
Occupancy @ 9/30/99                            99.1%         95.9%        90.4%            -            -          98.1%
Percent change from 3rd quarter 1999
    over 3rd quarter 1998:
      Revenue                                   4.9%          7.5%        -8.7%        11.2%        62.6%           5.5%
      Expense                                   4.5%        -10.0%       -31.5%        28.6%        60.1%           4.2%
      Net Operating Income                      5.0%         13.6%         0.9%         9.1%        63.4%           6.1%



         SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED SEPTEMBER 30, 1999



                                                OFFICE        R&D       INDUSTRIAL     TOTAL
                                                ------        ---       ----------     -----
Vacant space available @ 7/1/99 (sf)           133,997       74,896       89,099      297,992
Square footage of leases expiring or
   terminated 7/1/99-9/30/99                   192,047       93,200        6,125      291,372
Total space for lease (sf)                     326,044      168,096       95,224      589,364
New tenants (sf)                               115,690       21,238        6,125      143,053
Renewals (sf)                                   98,909       60,881            -      159,790
Total space leased (sf)                        214,599       82,119        6,125      302,843
Space available @ 9/30/99 (sf)                 111,445       85,977       89,099      286,521
Net increase (decrease) in leased space (sf)    22,552      (11,081)           -       11,471
Average lease term (months)                         62           22           12           51
2nd generation TI/Comm PSF                      $ 8.01       $ 1.48          $ -       $ 6.08
Increase in 2nd generation net rents (2)         37.7%         6.2%         0.0%        31.6%


(1) For this table, Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

         ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED SEPTEMBER 30, 1999



                                               OFFICE            R&D        INDUSTRIAL        TOTAL
                                               ------            ---        ----------        -----
Vacant space available @ 7/1/99 (sf)             382,881          74,896         89,099        546,876
Square footage of leases expiring or
   terminated 7/1/99-9/30/99                     347,318          93,200          6,125        446,643
                                             ------------    ------------   ------------   ------------
Total space for lease (sf)                       730,199         168,096         95,224        993,519
                                             ------------    ------------   ------------   ------------
                                             ------------    ------------   ------------   ------------
New tenants (sf)                                 298,905          21,238          6,125        326,268
Renewals (sf)                                    107,576          60,881              -        168,457
                                             ------------    ------------   ------------   ------------
Total space leased (sf)                          406,481          82,119          6,125        494,725
                                             ------------    ------------   ------------   ------------
                                             ------------    ------------   ------------   ------------
Space available @ 9/30/99 (sf)                   323,718          85,977         89,099        498,794
                                             ------------    ------------   ------------   ------------
                                             ------------    ------------   ------------   ------------
Net increase/(decrease) in leased space (sf)      59,163         (11,081)             -         48,082
Average lease term (months)                           62              22             12             55
2nd generation TI/Comm PSF                       $ 13.35          $ 1.48            $ -        $ 11.22
Increase in 2nd generation net rents (1)          43.37%           5.68%          0.00%         38.32%


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                         HISTORICAL CAPITAL EXPENDITURES


                                             1993        1994         1995       1996
                                             ----        ----         ----       ----
Recurring capital expenditures              $1,547      $1,812      $1,618      $1,083
                                            ------      ------      ------      ------
                                            ------      ------      ------      ------
Hotel improvements, equipment upgrades
  and replacements                          $  836      $1,917      $4,420      $3,041
                                            ------      ------      ------      ------
                                            ------      ------      ------      ------




                                                                   1/1-9/30
                                             1997        1998        1999
                                             ----        ----        ----
Recurring capital expenditures              $1,125      $3,543      $6,838
                                            ------      ------      ------
                                            ------      ------      ------
Hotel improvements, equipment upgrades
  and replacements                          $2,625      $3,872      $1,702
                                            ------      ------      ------
                                            ------      ------      ------




           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS




                                                                1993           1994           1995          1996
                                                                ----           ----           ----          ----
Office
       Square feet                                                  451,295        690,459        768,459        970,072
                                                                -----------    -----------    -----------    -----------
       Tenant improvement and lease commissions p.s.f           $      8.45    $      9.45    $     10.66    $     11.40
                                                                -----------    -----------    -----------    -----------
R&D
       Square feet                                                  166,957        276,332        177,073        337,676
                                                                -----------    -----------    -----------    -----------
       Tenant improvement and lease commissions p.s.f           $      5.53    $      0.68    $      6.99    $     10.45
                                                                -----------    -----------    -----------    -----------
Industrial
       Square feet                                                  241,500        132,521        308,388        128,148
                                                                -----------    -----------    -----------    -----------
       Tenant improvement and lease commissions p.s.f           $      0.28    $      3.32    $      1.00    $      1.71
                                                                -----------    -----------    -----------    -----------

       Average tenant improvement and lease commission p.s.f    $      5.59    $      6.51    $      7.77    $     10.31
                                                                -----------    -----------    -----------    -----------
                                                                -----------    -----------    -----------    -----------



                                                                                          1/1-9/30
                                                                   1997          1998       1999
                                                                   ----          ----       ----
Office
       Square feet                                               1,016,427     648,291    1,461,987
                                                                 ----------    --------   ----------
       Tenant improvement and lease commissions p.s.f.             $ 10.83      $ 9.82      $ 10.79
                                                                 ----------    --------   ----------
R&D
       Square feet                                                 169,878     113,428      109,120
                                                                 ----------    --------   ----------
       Tenant improvement and lease commissions p.s.f.              $ 2.22      $ 3.32       $ 1.52
                                                                 ----------    --------   ----------
Industrial
       Square feet                                                 258,795     320,608      100,058
                                                                 ----------    --------   ----------
       Tenant improvement and lease commissions p.s.f.              $ 0.99      $ 1.13       $ 0.49
                                                                 ----------    --------   ----------

       Average tenant improvement and lease commission p.s.f.       $ 8.06      $ 6.57       $ 9.57
                                                                 ----------    --------   ----------
                                                                 ----------    --------   ----------

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

              VALUE CREATION PIPELINE - ACQUISITIONS/REPOSITIONING
                            AS OF SEPTEMBER 30, 1999


                                                                                      ANTICIPATED
                                                                      INITIAL           FUTURE
  PROPERTY                          DATE ACQUIRED     SQUARE FEET    INVESTMENT        INVESTMENT
  --------                          -------------     -----------    ----------        ----------
ACQUISITIONS
CLASS A OFFICE BUILDINGS
  Embarcadero Center                  Nov-98/Feb-99   4,009,536    $ 1,216,000,000   $ 37,710,000
  Sumner Square                              Mar-99     205,391         32,600,000      3,500,000
  510 Carnegie Center                        Apr-99     234,160         48,000,000              -
  206 Carnegie Center                        Jul-99     161,763         27,000,000              -
  The Gateway                                Aug-99     487,453        117,600,000      2,500,000

                                                      ----------   ----------------  -------------
TOTAL VALUE CREATION PIPELINE -                       5,098,303    $ 1,441,200,000   $ 43,710,000
                                                      ----------   ----------------  -------------
                                                      ----------   ----------------  -------------
  ACQUISITIONS




                                       TOTAL            CURRENT
  PROPERTY                           INVESTMENT        OCCUPANCY
  --------                           ----------        ---------
ACQUISITIONS
CLASS A OFFICE BUILDINGS
  Embarcadero Center                 $1,253,710,000       98%
  Sumner Square                          36,100,000       67%
  510 Carnegie Center                    48,000,000      100%
  206 Carnegie Center                    27,000,000      100%
  The Gateway                           120,100,000       96%

                                     --------------      ---
TOTAL VALUE CREATION PIPELINE -
  ACQUISITIONS                       $1,484,910,000       97%
                                     --------------      ---
                                     --------------      ---



                    REPOSITIONS PLACED IN SERVICE DURING 1999


                                                                                                      ANTICIPATED
                            DATE PLACED                       INITIAL            ADDITIONAL           TOTAL            PERCENT
                            IN SERVICE      SQUARE FEET      INVESTMENT         COSTS TO DATE       INVESTMENT         LEASED
                            ----------      -----------      ----------         -------------       ----------         ------
CLASS A OFFICE BUILDING
  1301 New York Avenue        Feb-99               177,249     $ 28,000,000       $ 14,313,912        $ 47,800,000         100%


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999


               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                            AS OF SEPTEMBER 30, 1999




                               ESTIMATED
                                 PLACED                                                            ANTICIPATED         CURRENT
                               IN SERVICE                    # OF      SQUARE     INVESTMENT          TOTAL           PERCENTAGE
DEVELOPMENT PROPERTIES            DATE       LOCATION      BUILDINGS    FEET        TO DATE        INVESTMENT         LEASED (3)
----------------------         ----------    --------      ---------   -------      -------        ----------         ----------
CLASS A OFFICE BUILDINGS
  181 Spring Street             Q41999     Lexington, MA       1         53,306   $   10,505,487  $   12,000,000          41%
  One Freedom Square
   (25% ownership)              Q4 1999      Reston, VA        1        406,980       16,079,000      20,750,000(1)       90%
  502 Carnegie Center           Q4 1999    Princeton, NJ       1        114,910       14,345,690      19,300,000          95%
  Orbital Sciences Phase I -
   Building 1 & 2               Q2 2000      Loudon, VA        2        185,028       11,671,902      33,100,000         100%
  Market Square North
   (50% ownership)              Q4 2000    Washington, DC      1        409,843       52,128,874      70,829,000(2)       25%
  New Dominion Tech Park -
   Building 1                   Q4 2000     Herndon, VA        1        235,201        8,688,952      48,800,000         100%
  302 Carnegie Center           Q4 2000    Princeton, NJ       1         64,565        1,720,685      12,900,000           0%
  111 Huntington Avenue -
   Prudential Center            Q3 2001      Boston, MA        1        890,000       60,340,600     290,000,000          28%(4)
  5 Times Square                Q4 2001     New York, NY       1      1,099,154      174,612,011     545,000,000         100%
                                                              --      ---------   --------------  --------------         ---
TOTAL DEVELOPMENT PROPERTIES                                  10      3,458,987   $  350,093,201  $1,052,679,000          68%
                                                              --      ---------   --------------  --------------         ---
                                                              --      ---------   --------------  --------------         ---



                   DEVELOPMENTS PLACED-IN-SERVICE DURING 1999


                                   PLACED                        # OF                   INVESTMENT       TOTAL          PERCENTAGE
                               IN SERVICE DATE    LOCATION     BUILDINGS   SQUARE FEET    TO DATE      INVESTMENT        LEASED (3)
                               ---------------    --------     ---------   -----------  -----------    ----------        ----------
CLASS A OFFICE BUILDINGS
  One and Two Reston Overlook
   (25% ownership)               Q1-Q2 1999        Reston, VA      2          444,286   $ 15,781,510  $ 15,812,500 (1)      100%
  200 West Street                  Q2 1999        Waltham, MA      1          248,341     40,611,184    47,000,000           95%
  Eight Cambridge Center           Q2 1999      Cambridge, MA      1          177,226     26,067,695    26,400,000          100%
  The Arboretum                    Q2 1999         Reston, VA      1           95,584     14,761,225    15,200,000          100%

HOTELS
  Residence Inn by Marriott        Q1 1999      Cambridge, MA      1          187,474     27,238,376    32,000,000          n/a
                                                                  --        ---------   ------------  ------------          ---
TOTAL                                                              6        1,152,911   $124,459,990  $136,412,500           99%
                                                                  --        ---------   ------------  ------------          ---
                                                                  --        ---------   ------------  ------------          ---


(1)  Represents 25% of the total anticipated project-level investment.

(2) Represents 50% of the total anticipated project-level investment including residential.

(3)  As of October 18, 1999.

(4)  29% of available office space.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS

                            AS OF SEPTEMBER 30, 1999


                           NO. OF             DEVELOPABLE
LOCATION                  PARCELS   ACREAGE   SQUARE FEET
--------                  -------   -------   -----------

S. San Francisco, CA         2          3.6      275,000
Andover, MA                  2         19.9      230,000
Boston, MA                   4          2.5      839,000
Waltham, MA                  2         32.0      418,000
Rockville, MD                7        128.3    2,331,000
Dulles, VA                   6         91.1    1,400,000
Herndon, VA                  1         17.0      238,558
Reston, VA                   2          8.8      775,000
Springfield, VA              3          9.4      130,000
                            --        -----    ---------
                            29        312.6    6,636,558
                            --        -----    ---------
                            --        -----    ---------


                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                            AS OF SEPTEMBER 30, 1999


                       NO. OF               DEVELOPABLE
LOCATION               PARCELS    ACREAGE   SQUARE FEET
--------               -------    -------   -----------

Princeton, NJ             14        149.9    1,921,335
Cambridge, MA              1          2.6      209,000
New York, NY               1          0.5    1,194,918
                          ---       -----    ---------
                          16        153.0    3,325,253
                          ---       -----    ---------
                          ---       -----    ---------


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                          ACQUISITION PROPERTY PROFILE

PROPERTY NAME:       The Gateway

PRODUCT TYPE:        Class A Office & Development Sites

LOCATION:            South San Francisco, CA

DESCRIPTION:         Two class A office buildings -
                       Building 601 - 12 stories 207,234 square feet Building 681 - 16 stories 280,219 square feet
                     Entitlements to build additional 275,000 square feet of
                       buildings

SIZE:                 487,453 net rentable square feet

YEAR CONSTRUCTED:    1984/1986

PURCHASE PRICE:      $117.6 million

CLOSING DATE:        August 31, 1999

FUTURE INVESTMENT:   $2.5 million

OCCUPANCY LEVEL:     96%

NUMBER OF TENANTS:   43

FUNDING SOURCE:      Line of Credit and Note Payable

LARGEST TENANT:

          COMPANY:   Cellular One        SIZE: 185,451 s.f.
                                         LEASE EXPIRATION: 10/2003

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 1999

                          ACQUISITION PROPERTY PROFILE


PROPERTY NAME:       206 Carnegie Center

PRODUCT TYPE:        Class A Office Building

LOCATION:            Carnegie Center, Princeton, NJ

DESCRIPTION:         5 Stories of Class A Office Space


SIZE:                 161,763 net rentable square feet

YEAR CONSTRUCTED:    1998

PURCHASE PRICE:       $27 million

CLOSING DATE:        July 9, 1999

FUTURE INVESTMENT:    $ --

OCCUPANCY LEVEL:     100%

NUMBER OF TENANTS:   1

FUNDING SOURCE:      Cash

LARGEST TENANT:      Covance, Inc.

          COMPANY:   Covance, Inc.       SIZE: 161,763 s.f.
                                         LEASE EXPIRATION: 01/2014